EXHIBIT 4.1
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SPECIMEN                                                             74070M 10 1
         ORGANIZED UNDER THE LAWS OF THE STATE OF NEVADA OCTOBER 1, 1999

                           PREPAID TELECOM CORPORATION

 CAPITAL STOCK: 24,000,000 SHARES COMMON STOCK @ $.001 PAR VALUE. FULLY PAID AND
                                 NON-ASSESSABLE


THIS CERTIFIES THAT________________________________ is the registered holder of___________________ SHARES OF THE CAPITAL STOCK OF PREPAID TELECOM CORPORATION., transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed in facsimile by its duly authorized officer and the facsimile corporate seal to be duly affixed hereto.



DATED:____________________________

SECRETARY                                    CHAIRMAN OF THE BOARD AND PRESIDENT

//S//  ROBERT  L.  WHARTON                   //s//  PATRICK  W. STEPHENSON
--------------------------                   -----------------------------------
ROBERT  L.  WHARTON                          PATRICK  W.  STEPHENSON


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The  corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common           UNIF GIFT MIN ACT-- as Custodian under
                                                              Uniform  Gifts  to
                                                              Minors Act

TEN ENT -- as tenants by the entireties   JT TEN -- as joint tenants with  right
                                                    of  survivorship  and not as
                                                    tenants  in  common

Additional  abbreviations  may  also  be  used  though  not  in  the above list.

For Value Received, ___________________________ hereby sell, assign and transfer unto:

                         ______________________________
                         ______________________________
                         ______________________________

 (Please print or typewrite name and address, including zip code, of assignee.)


Please insert social security or other identifying number of assignee___________

Dated: _________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


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